EXHIBIT 32.1
                 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of First National Lincoln Corporation (the "Company") on Form 10-Q for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Daniel R. Daigneault, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

 1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7 2004

  /s/ Daniel R. Daigneault
Daniel R. Daigneault
President & Chief Executive Officer
First National Lincoln Corporation